UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm
On January 10, 2018, Piedmont Office Realty Trust, Inc. (the “Company”) notified Ernst & Young LLP (“EY”) of its dismissal as the Company’s independent registered public accounting firm, which will become effective as of the close of business on the day the Company publicly files its audited consolidated financial statements for the fiscal year ended December 31, 2017. The Company’s dismissal of EY was recommended by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and approved by the Company’s Board of Directors.
EY’s audit report for the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s fiscal years ended December 31, 2016 and 2015 and through the date of this Current Report on Form 8-K, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934 (“Regulation S-K”)) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such period, and, except with respect to the material weakness in internal control over financial reporting described below, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
As previously disclosed in the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2016 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, in conjunction with the preparation of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2017, Company management became aware of a material weakness in internal control over financial reporting related to the misapplication of ASC 350-20-40-2, specifically, the allocation of a portion of goodwill associated with the Company’s purchase of two property management companies to the carrying amount of assets sold or held for sale that met the definition of a “business” when determining the gain or loss on sale to be recognized for sold assets or the amount, if any, of impairment losses to be recognized for assets held for sale. The material weakness resulted in the restatement of the Company’s consolidated financial statements as of December 31, 2016 and 2015 and for the two years ended December 31, 2016. Upon learning of this material weakness, Company management took immediate remedial action. Company management initiated controls over the proper application of GAAP in accounting for goodwill related to the disposal of assets and in allocating goodwill to held for sale assets to determine the amount, if any, for impairment charges. Company management also strengthened the Company’s controls around the application of ASC 350-20-40-2 and the adoption of any new accounting standards by preparing formal written memos for every new standard that is applicable to the Company as opposed to the more material ones as the Company has historically done. Company management believes that it has fully remediated this material weakness as of June 30, 2017.
The Audit Committee has discussed the subject matter of the foregoing material weakness with EY, and the Company has authorized EY to respond fully to any inquiries concerning such matters made by Deloitte and Touche LLP (“Deloitte”), who has been engaged as the Company’s independent registered public accounting firm to perform audit services for the fiscal year ended December 31, 2018 as discussed below.
The Company provided EY with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company has requested that EY furnish to it a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of that letter, dated January 15, 2018 is filed as Exhibit 16.1 to this Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On January 10, 2018 (the “Engagement Date”), upon the recommendation of its Audit Committee, the Company engaged Deloitte as the Company’s independent registered public accounting firm to perform audit services for the fiscal year ended December 31, 2018.
During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, including: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
16.1	Letter dated January 15, 2018 from Ernst & Young LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: January 16, 2018	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated January 15, 2018 from Ernst & Young LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K.